SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ---------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  March 13, 1998



                         ALLEGHENY TELEDYNE INCORPORATED
             (Exact name of registrant as specified in its charter)



            DELAWARE           1-12001                 25-1792394
(State or other jurisdiction  (Commission       (IRS Employer
      of incorporation)       File Number)       Identification No.)


           1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA 15222-5479 (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code:  412-394-2800

                                Page 1 of 6 Pages

Item 5.     Other Events.

            On March 13, 1998, Allegheny Teledyne Incorporated issued a press release, a copy of which is filed as Exhibit 99.1 hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

      (a)   Not applicable.

      (b) Not applicable.

      (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:


            Description                         Exhibit No.
            -----------                         --------

Press Release dated March 13, 1998                99.1



                                Page 2 of 6 Pages

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Allegheny Teledyne Incorporated



Date:  March 17, 1998         By:         /s/Jon D Walton
                                          ------------------------------
                                          Senior Vice President-General
                                            Counsel and Secretary

                                Page 3 of 6 Pages

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                   Description
----------                    -----------

 99.1       Press Release dated March 13, 1998


                                Page 4 of 6 Pages